UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2010 (April 28, 2010)
Centrue Financial Corporation

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

0-28846	36-3145350

(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue St. Louis, Missouri	63105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (314) 505-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     On April 28, 2010, Centrue Financial Corporation (the “Company”) held its annual meeting of stockholders. The results of the vote at the meeting were as follows:
1. To elect three directors, each to serve a three-year term:

	For	Withheld	Broker Non-Vote
Thomas A. Daiber	3,367,316	163,598	1,551,715
Mark L. Smith	3,368,483	162,431	1,551,715
Scott C. Sullivan	3,328,070	202,844	1,551,715
2. To ratify the selection of Crowe Horwath LLP as independent auditors for 2010:

For	Against	Abstain	Broker Non-Vote
4,966,473	96,946	19,210	0
3. To approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Vote
4,104,922	931,988	45,719	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION (Registrant)
By:	/s/Kurt R. Stevenson
Kurt R. Stevenson, Senior Executive Vice President and Chief Financial Officer

Dated: April 30, 2010